Investments in and Advances to Nonconsolidated Affiliates - Schedule of Other Long-term Assets (Details) - USD ($) $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Equity method investments:
Capital contributions	$ 0.9	$ 0.9
Cumulative share of income	97.8	88.0
Cumulative share of distributions	(86.0)	(77.5)
Equity Method Investments	12.7	11.4
Cost method investments:
Capital contributions, net of distributions and impairments	0.3	0.3
Total Investments in and advances to nonconsolidated affiliates	$ 13.0	$ 11.7